UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  January 28, 2015

VGTel, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	000-52983	01-0671426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Rella Blvd., Suite 174
Suffern, New York 10901
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 201-0576

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

VGTel, Inc.

January 28, 2015

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2015, the Company received a letter of resignation from our Chief Executive Officer, Gregory F. Wells.  The resignation was effective January 28, 2015.  Mr. Wells left to pursue another career position. There were no disagreements with our executive officers or members of our Board of Directors leading to the resignation of Mr. Wells.

We are in talks with another individual in respect to the Chief Executive Officer position.

Mr. Wells served as Chief Executive Officer since May 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VGTEL, INC.

Date: February 4, 2015	By:	/s/ Neil Fogel
Neil Fogel
Chief Financial Officer